                                                                   EXHIBIT 10.27

                                WARRANT AGREEMENT

         This WARRANT AGREEMENT is dated and entered into as of January 1, 2002, by and between KOS PHARMACEUTICALS, INC., a Florida corporation (the "Company"), and PHARMABIO DEVELOPMENT INC., a North Carolina corporation ("PharmaBio").

         WHEREAS, the Company, PharmaBio, and Innovex LP ("Innovex") have entered into an Investment and Royalty Agreement, dated as of the date hereof (the "Royalty Agreement"), and the Company, PharmaBio and Innovex have entered into a Master Services Agreement (the "Services Agreement") dated as of the date hereof; and

         WHEREAS, in connection with the Royalty Agreement and the Services Agreement, the Company desires to grant to PharmaBio the rights set forth in this Warrant Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants set forth in this Warrant Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1. THE WARRANT. The Company hereby agrees to issue and sell to PharmaBio, its designee or assigns (the "Holder") up to One Hundred Fifty Thousand (150,000) shares (the "Warrant Shares") of the Company's common stock, par value $.01 per share ("Common Stock"), at an exercise price of thirty two dollars and seventy-nine cents ($32.79) per share based on the average of 5 trading days prior to and including December 12, 2001 (the "Exercise Price") upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant Agreement are subject to adjustment from time to time as provided in Section 5 of this Warrant Agreement.

         2. EXPIRATION DATE. This Warrant Agreement, and the Holder's right to purchase any of the Warrant Shares, will expire at 5:00 p.m. Eastern Time on the tenth anniversary of the date of this Warrant Agreement (the "Expiration Date").

         3. EXERCISE OF THIS WARRANT AGREEMENT. (a) The Holder's right to exercise this Warrant Agreement will vest in eight equal quantity installments of Eighteen Thousand Seven Hundred Fifty (18,750) Warrant Shares each (the "Increments"). The first Increment shall vest on March 31, 2002 and the remaining seven Increments shall each vest at the end of the next seven calendar quarters, provided however, that no Increments shall vest following the date of any termination of the Royalty Agreement or the Services Agreement in accordance with the terms of such agreements prior to the end of the Project Term (as defined in the Services Agreement). The Holder may exercise the vested portion of this Warrant Agreement at any time from and after the date hereof and prior to the Expiration Date, in whole or in part, as adjusted from time to time as provided in Section 5 of this Warrant Agreement, by: (a) the surrender of this Warrant Agreement, with the Exercise Form attached hereto as Annex A properly completed and executed, at the principal office of the Company, and (b) upon payment by the delivery of a certified check or official bank check or wire transfer of immediately available funds, payable to the order of the Company, in an amount equal to the aggregate purchase price for the Warrant Shares being purchased upon such exercise. Upon receipt thereof by the Company on a business day, the Holder will be deemed to be the holder of record of the Warrant Shares issuable upon such exercise as of the close of business on the date of such receipt by the Company, and the Company will promptly execute or cause to be executed and delivered to the Holder, a certificate or certificates representing the aggregate number of Warrant Shares specified in the Exercise Form. If this Warrant Agreement is exercised only in part, the Company will, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant Agreement of like tenor evidencing the right of the Holder to purchase the remaining Warrant Shares then covered by this Warrant Agreement.

                  (b) In lieu of exercising this Warrant Agreement, the Holder may elect to receive shares equal to the value of this Warrant Agreement (or the portion of the Warrant Shares thereunder being exercised) by sending written notice of such election to the Company, in which event the Company shall deliver to the Holder a stock certificate representing a number of shares of Common Stock computed using the following formula:

                                    X=Y(A-B)
                                    ---------
                                        A

Where:

         X = the number of shares of Common Stock to be issued to the Holder

         Y = the number of shares of Common Stock purchasable under this Warrant Agreement as to which the Holder is then exercising this Warrant Agreement

         A = the fair market value of one share of Common Stock

         B = the Exercise Price (as adjusted to the date of such calculations)

                  (c) For purposes of this Section, "fair market value" of one share of Common Stock shall mean the average of the closing sales price quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed (or the closing bid price thereon if there is no such reported sales price on any trading day), or the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary, whichever is applicable, as published in the Eastern Edition of THE WALL STREET JOURNAL, for the five (5) trading days prior to the date of determination of fair market value. If the Common Stock is not traded Over-The-Counter or on such market or exchange, the fair market value of the Common Stock will be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as agreed upon by the Company and the Holder in good faith or, absent such agreement, as shall be determined by arbitration instituted by either party under the rules of the American Arbitration Association. If this Warrant Agreement has not been exercised prior to the Expiration Date, the Holder shall be deemed to have elected on the Expiration Date to receive shares pursuant to Section 3(b).

         4. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to the Holder as follows:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

                  (b) This Warrant Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed by a duly authorized officer of the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

                  (c) Neither the execution and delivery of this Warrant Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the charter or bylaws of the Company or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Company.

                  (d) Upon exercise of this Warrant Agreement and payment of the purchase price by the Holder, the Warrant Shares deliverable hereunder will be duly authorized, duly and validly issued and outstanding, fully paid and nonassessable shares and free from all taxes, liens and charges with respect to the issuance thereof.

         5. CERTAIN ADJUSTMENTS. The Exercise Price at which Warrant Shares may be purchased and the number of Warrant Shares to be purchased upon exercise of this Warrant Agreement are subject to change or adjustment from time to time as follows:

                  (a) MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant Agreement, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or entity in which the Company is not the surviving entity, or a share exchange or reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are exchanged or converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale, transfer or lease of all or substantially all of the Company's properties or assets to any other person or entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant Agreement, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant Agreement would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant Agreement had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant Agreement. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be reasonably determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as reasonably determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant Agreement shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant Agreement.

                  (b) RECLASSIFICATION, ETC. If the Company, at any time while this Warrant Agreement, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as the Holder would have received if this Warrant Agreement had been exercised in full immediately prior to such reclassification or other change or immediately prior to the record date with respect thereto and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(b) shall similarly apply to successive reclassifications or other changes.

                  (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company, at any time while this Warrant Agreement, or any portion hereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant Agreement exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Upon each adjustment in the Exercise Price pursuant to this subsection, the number of shares of such securities purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

                  (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant Agreement, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant Agreement exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) by way of dividend, then and in each case, this Warrant Agreement shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant Agreement and, in addition, without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant Agreement on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock or other securities or property (other than cash) available by or to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (e) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to each Holder of this Warrant Agreement a certificate signed by its Chief Financial Officer setting forth such adjustment and showing in detail the event requiring the adjustment, the amount of such adjustment, the method by which such adjustment was calculated, the Exercise Price at the time in effect, and the number of shares and the amount, if any, of the property that at the time would be received upon the exercise of this Warrant Agreement, together with the facts upon which such adjustment is based. The Company shall, upon the written request of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) all such previous adjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of this Warrant Agreement.

                  (f) NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the intent of this Section 5 or the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant Agreement against impairment. In case any event shall occur as to which the other provisions of this Section 5 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant Agreement in accordance with the essential intent and principles hereof, then, in each such case, the Board of Directors of the Company shall in good faith determine the adjustment, if any, on a basis consistent with the purchase rights represented by this Warrant Agreement. Upon such determination, the Company will promptly deliver a copy thereof to the Holder and shall make the adjustments described therein.

         6. FRACTIONAL SHARES. Fractional shares will not be issued upon the exercise of this Warrant Agreement, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms of this Warrant Agreement to receive a fractional share upon the exercise of this Warrant Agreement, the Company will, upon the exercise of this Warrant Agreement for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the fair market value of such fractional share (determined in such reasonable manner as may be prescribed by the Board of Directors of the Company in its discretion) over the proportional part of the per share purchase price represented by such fractional share.

         7. NOTICES OF CERTAIN EVENTS.

                  In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant Agreement) for the purpose of entitling them to receive any dividend or other distribution, or stock subdivision or combination, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                  (c) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will cause notice thereof to be delivered to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant Agreement) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least fifteen (15) days prior to the date therein specified, to the extent practicable.

         8. RESERVATION OF SHARES. The Company will at all times until the date of exercise of this Warrant Agreement in full (the "Exercise Date") reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the exercise of this Warrant Agreement, such number of its duly authorized shares of capital stock for which this Warrant Agreement is exercisable, and the appropriate number of shares of any stock into which such stock is convertible, as will from time to time be sufficient to effect the exercise of this Warrant Agreement. The Company will from time to time take all steps necessary to amend its certificate of incorporation to provide at all times prior to the Exercise Date sufficient reserves of shares of common stock issuable upon exercise of this Warrant Agreement. If the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of the entire amount of this Warrant Agreement on the Exercise Date, in addition to such other remedies as shall be available to the Holder, the Company shall take all such corporate action as is necessary to increase its authorized but unissued shares of Common Stock and such number of shares as shall be sufficient for such purposes.

         9. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant Agreement, as distinct from the shares for which this Warrant Agreement is exercisable, will not entitle the Holder to any of the rights of a stockholder of the Company. No provision of this Warrant Agreement, prior to the exercise hereof, and no mere enumeration herein of the rights or privileges of the Holder, will give rise to any liability of the Holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         10. TRANSFER RESTRICTIONS.

                  (a) SECURITIES LAWS. Neither this Warrant Agreement nor the securities issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. Neither this Warrant Agreement nor the securities issuable upon exercise hereof nor any interest or participation herein or therein may be sold, assigned, or in any other manner transferred or disposed of except in compliance with the Securities Act, the securities laws of each relevant state, and the terms and conditions hereof.

                  (b) STOCK CERTIFICATE LEGEND. Each certificate for shares issued upon exercise of this Warrant Agreement will bear the following legend:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Neither the shares nor any interest or participation in the shares may be sold, assigned, or in any other manner transferred or disposed of in the absence of such registration or exemption therefrom under such Act or such laws."

                  (c) REPRESENTATIONS OF THE HOLDER. The Holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act. The Holder of this Warrant further represents, by acceptance hereof, that as of this date, such Holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act

(Accredited Investor"). Upon exercise of this Warrant, the Holder shall if reasonably requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder's own account and not as nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such Holder cannot make such representations, because they would be factually incorrect, it shall be a condition to such Holder's exercise of this Warrant that the Company receives such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

         11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission ("SEC") that may permit the sale of securities to the public without registration, the Company agrees to use its best efforts to make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act and file with the SEC in a timely manner all reports and other documents required by the Company under the Securities Act and the Securities Exchange Act of 1934, and furnish to the holder upon written request as to the Company's compliance with the reporting requirements of Rule 144 and of the Securities Act and the Securities Exchange Act of 1934.

         12. REGISTRATION RIGHTS.

                  (a) REQUIRED REGISTRATION. (i) At any time following one hundred eighty (180) days after the date of this Warrant Agreement, the holders of Warrant Shares who hold and propose to sell Warrant Shares shall have the right to require the Company to register under the Securities Act on Form S-3 or other comparable or successor form such shares by delivering written notice thereof to the Company. All such registrations shall be non-underwritten. For so long as the Company may be obligated to effect a registration statement pursuant to this Section 12(a), the Company shall use its reasonable best efforts to be and remain eligible to use Form S-3 or other appropriate comparable or successor form under the Securities Act.

                           (ii) The Company shall be obligated to register
Warrant Shares pursuant to this Section 12(a) on not more than one occasion during any six-month rolling period, or on more than three occasions in the aggregate; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Warrant Shares requested to be included in such registration statement by the holders thereof, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective or if the holders participating in the registration withdraw from the registration; provided, further, that if such registration statement has become effective but the contemplated public offering is withdrawn prior to the completion thereof, or if holders participating in the registration withdraw, causing the requirements of this Section not to be met, because of material adverse developments affecting the Company that were not known to the participating holders prior to such effectiveness, then such registration shall not count as one of the registrations hereunder.

                  (b) INCIDENTAL REGISTRATION. If the Company at any time following one hundred eighty (180) days after the date of this Warrant Agreement (other than pursuant to Section 12(a)) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Warrant Shares for sale to the public, or which relate to employee benefit plans or with respect to corporate reorganizations or other transactions subject to Rule 145 of the Securities Act), each such time it will give written notice to all holders of outstanding Warrant Shares of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of its Warrant Shares, the Company will use its best efforts to cause such Warrant Shares to be included in the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition of such Warrant Shares so registered. In the event that any registration pursuant to this Section 12(b) shall be an underwritten public offering of Common Stock, the number of shares of Warrant Shares to be included in such an underwriting may be limited if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, and, in such case, the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and other stockholders of the Company, other than securities held by holders ("Demand Holders") who have contractual rights (existing prior to the date of this Agreement) to participate in or demand such registration, shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by the holders of Warrant Shares shall be reduced, on a pro rata basis (based on the number of shares held by such holders of Warrant Shares), by such minimum number of shares as is necessary to comply with such limitation; provided, however, that the registration rights granted hereunder are subject to such contractual registration rights of such Demand Holders.

                  (c) REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 12(a) or 12(b) to effect the registration of any Warrant Shares under the Securities Act, the Company will, as expeditiously as possible:

                           (i) prepare and file with the SEC a registration
statement with respect to such securities as soon as practicable after delivery of the applicable notice, and in any event within thirty (30) days thereof, and use its best efforts to cause such registration statement to become effective within ninety (90) days after delivery of such notice and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided); provided, however, that that Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed ninety (90) days in any twelve-month period if in the reasonable judgment of the Company's Board of Directors it would be detrimental to the Company to effect a registration at such time;

                           (ii) prepare and file with the SEC such amendments
and supplements to such registration statement and the related prospectus as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Warrant Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                           (iii) furnish to each seller of Warrant Shares and to
each underwriter, if applicable, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Warrant Shares covered by such registration statement;

                           (iv) use its best efforts to register or qualify the
Warrant Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Warrant Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           (v) immediately notify each seller of Warrant Shares
and each underwriter, if applicable, under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                           (vi) if the offering is underwritten and at the
request of any seller of Warrant Shares, use its best efforts to furnish on the date that Warrant Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, in form and substance as is customarily given in an underwritten public offering; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, in form and substance as is customarily given in an underwritten public offering.

For purposes of Section 12(c)(i) and (ii), the period of distribution of Warrant Shares in any registration shall be deemed to extend until the earlier of the sale of all Warrant Shares covered thereby and one hundred twenty (120) days after the effective date thereof.

                  (d) EXPENSES. All expenses incurred by the Company in complying with Sections 12(a), (b), and (c), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred by the Company in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and the reasonable fees and disbursements of one counsel for all selling shareholders, including the sellers of the Warrant Shares, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Warrant Shares are called "Selling Expenses". The Company will pay all Registration Expenses in connection with each registration statement under Section 12(a) or 12(b). All Selling Expenses in connection with each such registration statement shall be borne by the participating sellers on a pro rata basis based on the number of Warrant Shares included in such registration statement.

                  (e) CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                  (f) TERMINATION OF REGISTRATION RIGHTS.The obligations of the Company to register shares of Warrant Shares under Section 12(a) or 12(b) for a holder of Warrant Shares shall terminate on the date on which such holder can sell all shares of its Warrant Shares in a three-month period without



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

registration under the Securities Act pursuant to Rule 144 under the Securities Act.

                  (g) LISTING. The Company shall use its best efforts to list, and keep authorized for listing, the Warrant Shares on the Nasdaq National Market or any national securities exchange on which the Common Stock is traded.

         13. MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. This Warrant Agreement and any provision hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (b) LOSS, THEFT, DESTRUCTION OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it that this Warrant Agreement has been lost, stolen, destroyed or mutilated, and in the case of any lost, stolen or destroyed Warrant Agreement, an indemnity reasonably satisfactory to the Company, or in the case of a mutilated Warrant Agreement, upon surrender and cancellation hereof, the Company will execute and deliver in the name of the registered holder of this Warrant Agreement, in exchange and substitution for the Warrant Agreement so lost, stolen, destroyed or mutilated, a new Warrant Agreement of like tenor and amount.

                  (c) LAW GOVERNING. This Warrant Agreement will be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida, without regard to conflicts of laws principles.

                  (d) ENTIRE AGREEMENT. This Warrant Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Warrant Agreement, and supersedes all prior agreements, understandings, inducements or conditions, express or implied, oral or written, with respect to the subject matter of this Warrant Agreement.

                  (e) NOTICES. Unless otherwise provided herein, all notices, requests, demands and other communications required or permitted under this Warrant Agreement shall be in writing and will be deemed to have been duly made and received: (i) upon personal delivery; (ii) three (3) business days after deposit with the United States Post Office, by registered or certified mail or by first class mail, postage prepaid, addressed as set forth below; or (iii) one
(1) business day after deposit with a nationally recognized, overnight courier (for next business day delivery), shipping prepaid, addressed as set forth below:



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



                           (i)      If to the Company, then to:

                                    Kos Pharmaceuticals, Inc.
                                    1001 Brickell Bay Drive
                                    Suite 2500
                                    Miami, FL 33131
                                    Attn: President and Secretary

                                    with a copy to:

                                    Holland & Knight LLP
                                    701 Brickell Avenue
                                    Suite 3000
                                    Miami, FL 33131
                                    Attn: Rodney H. Bell, Esq.


                           (ii)     If to PharmaBio, then to:

                                    PharmaBio Development Inc.
                                    4709 Creekstone Drive
                                    Riverbirch Building
                                    Suite 200
                                    Durham, NC 27703
                                    Attn:   President

                                    with a copy to:

                                    PharmaBio Development Inc.
                                    4709 Creekstone Drive
                                    Riverbirch Building
                                    Suite 200
                                    Durham, NC 27703
                                    Attn:  General Counsel

Either party may change the address to which communications are to be sent by giving five (5) business days' advance notice of such change of address to the other party in conformity with the provisions of this Section.

                  (f) EXECUTION; COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which will together constitute one and the same instrument.

This Warrant Agreement may be executed and delivered by telecopy or facsimile and any execution in such manner shall be deemed an original.

         IN WITNESS WHEREOF, the parties have caused this Warrant Agreement to be duly executed and delivered as of the day and year first written above.

                                  KOS PHARMACEUTICALS, INC.

                                  By: /s/ ADRIAN ADAMS
                                      -------------------------------
                                      Name: Adrian Adams
                                      Title: President and COO

                                  PHARMABIO DEVELOPMENT INC.

                                  By: /s/ TOM PERKINS
                                      -------------------------------
                                      Name: Tom Perkins
                                      Title: Vice President- General Counsel



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



                                                                         ANNEX A

                                  EXERCISE FORM

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                  TO EXERCISE THE ATTACHED WARRANT AGREEMENT OF

                            KOS PHARMACEUTICALS, INC.



         The undersigned, the record holder of the attached original, executed Warrant Agreement (the "Warrant Agreement"), pursuant to the provisions of the Warrant Agreement, hereby irrevocably elects to exercise the right, represented by the Warrant Agreement, to purchase ______ Warrant Shares (as defined in the Warrant Agreement) covered by the Warrant Agreement, and herewith tenders payment in full therefor at the price per share provided by the Warrant Agreement.

                                 By:      ____________________________________
                                 Name:
                                 Title:

                                 Address: _____________________________________

                                          _____________________________________

                                          _____________________________________

___________________________________________

Dated:   ___________________, _____




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